Exhibit 10.45

AMENDMENT NO. 5

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT (this “No. 5 Amendment”) is made and entered into as of September 29, 2023, by and among Heart Test Laboratories, Inc., a Texas corporation (the “Company”), Front Range Ventures LLC, a Wyoming limited liability company, or its assigns (“FRV”), and John Q. Adams, a Texas resident, or his assigns (“JQA”) (FRV and JQA each a “Lender” and, together, the “Lenders”) as defined in the Original Agreement (as defined below).

WITNESSETH:

WHEREAS, the Company and the Lenders (collectively, the “Parties”) have previously entered into that certain Loan and Security Agreement dated on or around April 24, 2020 (the “Original Agreement”), Amendment No. 1 to the Loan and Security Agreement dated September 30, 2021 (the “No. 1 Amendment”), Amendment No. 2 to the Loan and Security Agreement dated November 3, 2021 (the No. 2 Amendment”), and Amendment No. 3 to the Loan and Security Agreement dated May 24, 2022 (the “No. 3 Amendment” Amendment No. 4 to the Loan and Security Agreement dated January 19, 2023 (the “No. 4 Amendment” and, collectively with the Original Agreement, the No. 1 Amendment, the no. 2 Amendment, the No. 3 Amendment and the No. 4 Amendment, the “Loan Agreement”); and

WHEREAS, on June 28, 2022, the Company paid $126,545.65 in accrued interest under the Note issued to JQA; and

WHEREAS, the Company and JQA desire to further amend the accrued interest payment dates and the maturity date with respect to the Note issued to JQA.

NOW, THEREFORE, in consideration of the representations, warranties, covenants, agreements and conditions set forth herein, the Loan Agreement, and the other Transaction Agreements, the Company and the Lenders, intending to be legally bound, hereby agree as follows:

Section 1. Capitalized Terms. Except as otherwise provided herein, capitalized terms used in this No. 4 Amendment shall have the meaning set forth in the Loan Agreement.

Section 2.  Amendments. The Loan Agreement is hereby amended as follow:

Section 2.1. The first paragraph of Section 3.1 in respect of the FRV Note remains unchanged and the second paragraph of Section 3.1 of the Loan Agreement in respect of the JQA Note is hereby amended, such that Section 3.1 of the Loan Agreement is hereby amended to read in its entirety, as follows:

“3.1 Maturity Date. The outstanding Principal Amount under the FRV Note, together with all Accrued Interest thereon, shall be due and payable on September 30, 2024 (the “FRV Maturity Date”).

The Company paid $126545.65 in Accrued Interest under the JQA Note on June 28, 2022 (the “JQA 2022 Accrued Interest Payment Date”). Accrued Interest under the JQA Note from the JQA 2022 Accrued Interest Payment Date shall be due and payable on December 31, 2023 (the “JQA 2023 Accrued Interest Maturity Date”). The outstanding Principal Amount under the JQA Note, together with all Accrued Interest thereon from the JQA 2023 Accrued Interest Maturity Date, shall be due and payable on March 31, 2024 (the “JQA Maturity Date”). All payments and other charges due under the Transaction Agreements shall be made in lawful currency of the United States of America.”

Section 3. Release of Claims Against Lenders.

THE COMPANY, BY SIGNING THIS NO. 5 AMENDMENT, HEREBY ABSOLUTELY AND UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES LENDERS AND ANY AND ALL OF THEIR PARENT COMPANIES, SUBSIDIARY COMPANIES, AFFILIATED COMPANIES, INSURERS, INDEMNITORS, SUCCESSORS AND ASSIGNS TOGETHER WITH ALL OF THEIR RESPECTIVE PRESENT AND FORMER MANAGERS, DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM ANY AND ALL CLAIMS, DEMANDS OR CAUSES OF ACTION OF ANY KIND, NATURE OR DESCRIPTION, WHETHER ARISING IN LAW OR EQUITY OR UPON CONTRACT OR TORT OR UNDER ANY STATE OR FEDERAL LAW OR OTHERWISE, WHICH THE COMPANY HAS HAD, NOW HAS, OR HAS MADE CLAIM TO HAVE AGAINST ANY SUCH PARTY FOR OR BY REASON OF ANY ACT, OMISSION, MATTER, CAUSE OR THING WHATSOEVER ARISING FROM THE BEGINNING OF TIME TO AND INCLUDING THE DATE OF THIS AMENDMENT, WHETHER SUCH CLAIMS, DEMANDS AND CAUSES OF ACTION ARE MATURED OR UNMATURED OR KNOWN OR UNKNOWN.

Section 4. Ratification; Amended and Restated Notes. The Loan Agreement, as amended by this No. 5 Amendment, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and, effective as of the date of this Amendment No. 5, the Note held by JQA shall be cancelled in their entirety and the Company shall issue an amended and restated JQA Note to JQA, reflecting the amendment set out in this No. 5 Amendment, promptly after JQA has returned his Note marked “Cancelled” to the Company.

Section 5. Execution in Several Counterparts. This No. 5 Amendment may be executed in several counterparts or by separate instruments and by facsimile transmission and all of such counterparts and instruments shall constitute one agreement, binding on all of the Parties hereto.

Section 6. Headings. The headings in this No. 5 Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7. Governing Law. The laws of the State of Texas shall govern this No. 5 Amendment without regard to principles of conflict of laws.

Section 8. Original Agreements. Except as expressly amended by this No. 5 Amendment, the Transaction Agreements shall remain in full force and effect and all of the terms of the Transaction Agreements are hereby incorporated into this No. 5 Amendment.

[Remainder of this page deliberately left blank]

IN WITNESS WHEREOF, the undersigned have executed this No. 5 Amendment as of the day and year first above written.

COMPANY:

HEART TEST LABORATORIES, INC.

By:	/s/ Andrew Simpson
Printed:	Andrew Simpson
Title:	CEO

LENDER:

FRONT RANGE VENTURES, LLC.

By:	/s/ Laura Dandridge
Printed:	Laura Dandridge
Title:	SVP, Director of Planning, Trust & Investment Management

LENDER:

JOHN Q. ADAMS

By:	/s/ John Q. Adams
Printed:	John Q. Adams

AMENDED AND RESTATED SECURED PROMISSORY NOTE

Southlake, Texas	Original Issue Date: April 24, 2020

THIS AMENDED AND RESTATED SECURED PROMISSORY NOTE (this “Note”), dated as of September 29, 2023, amends and restates the Secured Promissory Note dated April 24, 2020, in the original principal amount of $500,000, (the “Original Note”) executed by Heart Test Laboratories, Inc. d/b/a HeartSciences, a Texas corporation (“Payor”), in favor of John Q. Adams, a resident of Texas, or his assigns (“Holder,” and together with Payor, the “Parties”). Payor and Holder desires to amend and restate the Original Note in its entirety as follows:

For value received, Payor promises to pay to Holder the outstanding principal amount balance as set forth in the last entry on the schedule of loans annexed to the Original Note (the “Schedule of Loans”) and interest on the outstanding principal amount balance at the rate of twelve percent (12%) per annum, compounded annually. Such interest shall commence on the date of each loan and continue to accrue until paid in full. Interest shall be computed based on a year of three hundred sixty-five (365) days for the actual number of days elapsed. Payor paid $126,545.65 in accrued interest to Holder on the JQA 2022 Accrued Interest Payment Date. Accrued interest on this Note from the JQA 2022 Accrued Interest Payment Date shall be due and payable on the JQA 2023 Accrued Interest Maturity Date. All principal and Accrued interest from the JQA 2023 Accrued Interest Maturity Date on this Note shall be due and payable on the JQA Maturity Date. Capitalized terms not otherwise defined herein shall have the meaning ascribed in that certain Loan and Security Agreement dated as of April 24, 2020, as amended by Amendment No. 1 to the Loan and Security Agreement dated September 30, 2021, Amendment No. 2 to the Loan and Security Agreement dated November 3, 2021, Amendment No. 3 to the Loan and Security Agreement dated May 24, 2022, and Amendment No. 4 to the Loan and Security Agreement dated January 19, 2023 and Amendment No. 5 to the Loan and Security Agreement dated September 29, 2023 (as amended, the “Loan Agreement”).

1. All payments of interest and principal shall be in lawful money of the United States of America in cash, by certified check, or wire transfer. All payments shall be applied first to accrued expenses due under this Note, next to interest and thereafter to principal.

2. Payor shall pay on demand all costs and expenses incurred by Holder in connection with Holder’s enforcement of Payor’s obligations under this Note and the security agreement set forth in the Loan Agreement (the “Security Agreement”), including, without limitation, Holder’s reasonable attorney’s fees and costs.

3. The outstanding balance of any amount owing under this Note that is not paid when due under the terms of this Note shall bear interest at rate of 18% per annum, compounded annually.

4. All payments of principal and interest shall be made in cash, certified check or by wire transfer to Holder at 2350 Airport Freeway, Suite 160, Bedford, TX 76022 or at such other place as Holder may designate in writing.

5. Payor shall make all payments under this Note without defense, set-off or counterclaim on its part.

6. The occurrence of any one or more of the following shall constitute an “Event of Default” hereunder:

(a) Payor fails to pay timely any amount due under this Note on the date the same becomes due and payable.

(b) Payor breaches any provision of this Note or the Loan Agreement (together, the “Transaction Agreements”), or materially breach any representation or warranty of Payor made herein, in the other Transaction Agreements, or in any other agreement, statement, certificate, or communication given to Holder pursuant to the Note or the other Transaction Agreements shall be false or misleading in any material respect when made.

(c) Payor shall (i) fail to make any payment when due under the terms of any bond, debenture, note or other evidence of indebtedness for money borrowed to be paid by Payor and such failure shall continue beyond any period of grace provided with respect thereto, or (ii) default in the observance or performance of any other agreement, term or condition contained in any bond, debenture, note or other evidence of indebtedness for borrowed money, and the effect of such failure or default is to cause, or permit the holder or holders thereof to cause indebtedness in an aggregate amount of $10,000 or more to become due prior to its stated date of maturity.

(d) Payor (i) files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect; (ii) makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; (iii) applies for or consents to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property; (iv) is unable, or admits in writing its inability, to pay its debts generally as they mature, (v) is dissolved or liquidated; (vi) becomes insolvent (as such term may be defined or interpreted under any applicable statute); or (vii) takes any action for the purpose of effecting any of the foregoing.

(e) An involuntary petition is filed against Payor (unless such petition is dismissed or discharged within thirty (30) days under any bankruptcy statute now or hereafter in effect) or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Payor.

(f) A final judgment or order for the payment of money in excess of $10,000 is rendered against Payor and the same shall remain undischarged for a period of ten (10) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against the Collateral (as defined below) and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within ten (10) days after issue or levy.

(g) Any cessation of operations by Payor.

(h) The sale, conveyance, or disposition of all or substantially all of the assets of Payor, the effectuation by Payor of a transaction or series of related transactions in which more than 50% of the voting power of Payor is disposed of or transferred, or the consolidation, merger or other business combination of Payor with or into any other Person (as defined below) or Persons when Payor is not the survivor. “Person” shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

7. Upon the occurrence or existence of any Event of Default, immediately and without notice, all outstanding obligations payable by Payor hereunder shall become immediately due and payable. In addition to and not in lieu of the foregoing remedies, upon the occurrence or existence of any Event of Default, Holder may exercise all other rights, powers or remedies granted to it under this Note, the other Transaction Agreements or otherwise permitted to it by law (including but not limited to foreclosure of the security interest granted in the Security Agreement), either by suit in equity or by action at law, or both, all such remedies being cumulative.

8. Payor shall provide Holder with written notice of any Event of Default within two (2) business days of the occurrence, commencement, or recurrence of such Event of Default.

9. Payor agrees that the indebtedness evidenced by this Note and the other note issued pursuant to the Loan Agreement are secured by a pledge of all the Company’s assets, as set forth in the Loan Agreement. The Company agrees to take such actions and execute such documents as Holder reasonably requests to perfect Lenders’ security interest in the Company’s assets.

10. So long as Payor shall have any obligation under the Transaction Agreements, Payor shall not, without Lenders’ written consent, lend money, give credit (other than in relation to the sale or loan of MyoVista units or related supplies and accessories in the normal course of business), or make advances to any person, firm, joint venture or corporation or other entity, including, without limitation, officers, directors, employees, subsidiaries and affiliates of Payor, except loans, credits or advances in existence or committed on the date hereof and which Payor has informed Lenders in writing prior to the date hereof.

11. So long as Payor shall have any obligation under the Transaction Agreements, Payor shall not, without Lenders’ prior written consent, assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any person, firm, partnership, joint venture or corporation, except by the endorsement of negotiable instruments for deposit or collection and except assumptions, guarantees, endorsement and contingencies in existence or committed on the date hereof and which Payor has informed Lenders in writing prior to the date hereof.

12. Payor waives presentment for payment, demand, protest and notice of protest and of nonpayment. No failure by Holder to exercise, or delay by Holder in exercising, any right or remedy hereunder shall operate as a waiver thereof or of any other right or remedy and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof or of any other right or remedy. Holder may not waive any of its rights except by an instrument in writing signed by it.

13. Notwithstanding any other provision of this Note, interest under this Note shall not exceed the maximum rate permitted by applicable law, and if any amount is paid under this Note as interest in excess of such maximum rate, then the amount so paid will not constitute interest but will constitute a payment on account of the principal amount of this Note. If such excessive interest exceeds the unpaid principal balance of this Note, such excess shall be refunded to Payor.

14. This Note shall be binding upon and shall inure to the benefit of Payor and Holder and their respective successors and assigns. Payor may not transfer or assign any of its rights or obligations under this Note without the prior written approval of Holder, which may be withheld in Holder’s sole and absolute discretion. This Note may not be amended or modified orally, but only by an amendment in writing signed by Payor and Holder

15. If any provision of this Note shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

16. This Note shall be governed by and construed under the laws of the State of Texas, as applied to agreements among Texas residents made and to be performed entirely within the State of Texas, without giving effect to conflicts of laws principles that would result in the application of any law other than Texas law.

17. In addition to the obligations recited herein and contemplated to be performed, executed, and/or delivered by Payor, Payor agrees to perform, execute, and/or deliver or cause to be performed, executed, and/or delivered any and all such further acts, instruments, deeds, and assurances as may be reasonably required by Lenders to consummate all transactions contemplated hereby or by the Transaction Agreements.

IN WITNESS WHEREOF, Payor and Holder have caused this Note to be executed as of the date first written above.

PAYOR:

HEART TEST LABORATORIES, INC. D/B/A

HEARTSCIENCES, a Texas corporation

By:	/s/ Andrew Simpson
Name:	Andrew Simpson
Title:	CEO

HOLDER:

JOHN Q. ADAMS

By:	/s/ JOHN Q. ADAMS

AMENDED AND RESTATED SECURED PROMISSORY NOTE

Southlake, Texas	Original Issue Date: April 24, 2020

THIS AMENDED AND RESTATED SECURED PROMISSORY NOTE (this “Note”), dated as of January 19 2023, amends and restates the Secured Promissory Note dated April 24, 2020, in the original principal amount of $500,000, (the“Original Note”) executed by Heart Test Laboratories, Inc. d/b/a HeartSciences, a Texas corporation (“Payor”), in favor of Front Range Ventures LLC, a Wyoming limited liability company, or its assigns (“Holder,” and together with Payor, the“Parties”). Payor and Holder desire to amend and restate the Original Note in its entirety as follows:

For value received, Payor promises to pay to Holder the outstanding principal amount balance as set forth in the last entry on the schedule of loans annexed to the Original Note (the “Schedule of Loans”) and interest on the outstanding principal amount balance at the rate of twelve percent (12%) per annum, compounded annually. Such interest shall commence on the date of each loan and continue to accrue until paid in full. Interest shall be computed based on a year of three hundred sixty-five (365) days for the actual number of days elapsed. All principal and accrued interest on this Note shall be due and payable on the FRY Maturity Date. Capitalized terms not otherwise defined herein shall have the meaning ascribed in that certain Loan and Security Agreement dated as of April 24, 2020, as amended by Amendment No. l to the Loan and Security Agreement dated September 30, 2021, Amendment No. 2 to the Loan and Security Agreement dated November 3, 2021, Amendment No. 3 to the Loan and Security Agreement dated May 24, 2022, Amendment No. 4 to the Loan and Security Agreement dated January 19, 2023, and Amendment No. 5 to the Loan and Security Agreement dated September 29, 2023 (as amended, the “Loan Agreement”).

1. All payments of interest and principal shall be in lawful money of the United States of America in cash, by certified check, or wire transfer. All payments shall be applied first to accrued expenses due under this Note, next to interest and thereafter to principal.

2. Payor shall pay on demand all costs and expenses incurred by Holder in connection with Holder’s enforcement of Payor’s obligations under this Note and the security agreement set forth in the Loan Agreement (the“Security Agreement”), including, without limitation, Holder’s reasonable attorney’s fees and costs.

3. The outstanding balance of any amount owing under this Note that is not paid when due under the terms of this Note shall bear interest at rate of 18% per annum, compounded annually.

4. All payments of principal and interest shall be made in cash, certified check or by wire transfer to Holder at PO Box 938, Jackson, WY 83001 or at such other place as Holder may designate in writing.

5. Payor shall make all payments under this Note without defense, set-off or counterclaim on its part.

6. The occurrence of any one or more of the following shall constitute an “Event of Default” hereunder:

(a) Payor fails to pay timely any amount due under this Note on the date the same becomes due and payable.

(b) Payor breaches any provision of this Note or the Loan Agreement (together, the “Transaction Agreements”), or materially breach any representation or warranty of Payor made herein, in the other Transaction Agreements, or in any other agreement, statement, certificate, or communication given to Holder pursuant to the Note or the other Transaction Agreements shall be false or misleading in any material respect when made.

(c) Payor shall (i) fail to make any payment when due under the terms of any bond, debenture, note or other evidence of indebtedness for money borrowed to be paid by Payor and such failure shall continue beyond any period of grace provided with respect thereto, or (ii) default in the observance or performance of any other agreement, term or condition contained in any bond, debenture, note or other evidence of indebtedness for borrowed money, and the effect of such failure or default is to cause, or permit the holder or holders thereof to cause indebtedness in an aggregate amount of $10,000 or more to become due prior to its stated date of maturity.

(d) Payor (i) files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect; (ii) makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; (iii) applies for or consents to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property; (iv) is unable, or admits in writing its inability, to pay its debts generally as they mature, (v) is dissolved or liquidated; (vi) becomes insolvent (as such term may be defined or interpreted under any applicable statute); or (vii) takes any action for the purpose of effecting any of the foregoing.

(e) An involuntary petition is filed against Payor (unless such petition is dismissed or discharged within thirty (30) days under any bankruptcy statute now or hereafter in effect) or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Payor.

(f) A final judgment or order for the payment of money in excess of $10,000 is rendered against Payor and the same shall remain undischarged for a period of ten (10) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against the Collateral (as defined below) and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within ten (10) days after issue or levy.

(g) Any cessation of operations by Payor.

(h) The sale, conveyance, or disposition of all or substantially all of the assets of Payor, the effectuation by Payor of a transaction or series of related transactions in which more than 50% of the voting power of Payor is disposed of or transferred, or the consolidation, merger or other business combination of Payor with or into any other Person (as defined below) or Persons when Payor is not the survivor. “Person” shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

7. Upon the occurrence or existence of any Event of Default, immediately and without notice, all outstanding obligations payable by Payor hereunder shall become immediately due and payable. In addition to and not in lieu of the foregoing remedies, upon the occurrence or existence of any Event of Default, Holder may exercise all other rights, powers or remedies granted to it under this Note, the other Transaction Agreements or otherwise permitted to it by law (including but not limited to foreclosure of the security interest granted in the Security Agreement), either by suit in equity or by action at law, or both, all such remedies being cumulative.

8. Payor shall provide Holder with written notice of any Event of Default within two (2) business days of the occurrence, commencement, or recurrence of such Event of Default.

9. Payor agrees that the indebtedness evidenced by this Note and the other note issued pursuant to the Loan Agreement are secured by a pledge of all the Company’s assets, as set forth in the Loan Agreement. The Company agrees to take such actions and execute such documents as Holder reasonably requests to perfect Lenders’ security interest in the Company’s assets.

10. So long as Payor shall have any obligation under the Transaction Agreements, Payor shall not, without Lenders’ written consent, lend money, give credit (other than in relation to the sale or loan of MyoVista units or related supplies and accessories in the normal course of business), or make advances to any person, firm, joint venture or corporation or other entity, including, without limitation, officers, directors, employees, subsidiaries and affiliates of Payor, except loans, credits or advances in existence or committed on the date hereof and which Payor has informed Lenders in writing prior to the date hereof.

11. So long as Payor shall have any obligation under the Transaction Agreements, Payor shall not, without Lenders’ prior written consent, assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any person, firm, partnership, joint venture or corporation, except by the endorsement of negotiable instruments for deposit or collection and except assumptions, guarantees, endorsement and contingencies in existence or committed on the date hereof and which Payor has informed Lenders in writing prior to the date hereof.

12. Payor waives presentment for payment, demand, protest and notice of protest and of nonpayment. No failure by Holder to exercise, or delay by Holder in exercising, any right or remedy hereunder shall operate as a waiver thereof or of any other right or remedy and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof or of any other right or remedy. Holder may not waive any of its rights except by an instrument in writing signed by it.

13. Notwithstanding any other provision of this Note, interest under this Note shall not exceed the maximum rate permitted by applicable law, and if any amount is paid under this Note as interest in excess of such maximum rate, then the amount so paid will not constitute interest but will constitute a payment on account of the principal amount of this Note. If such excessive interest exceeds the unpaid principal balance of this Note, such excess shall be refunded to Payor.

14. This Note shall be binding upon and shall inure to the benefit of Payor and Holder and their respective successors and assigns. Payor may not transfer or assign any of its rights or obligations under this Note without the prior written approval of Holder, which may be withheld in Holder’s sole and absolute discretion. This Note may not be amended or modified orally, but only by an amendment in writing signed by Payor and Holder

15. If any provision of this Note shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

16. This Note shall be governed by and construed under the laws of the State of Texas, as applied to agreements among Texas residents made and to be performed entirely within the State of Texas, without giving effect to conflicts of laws principles that would result in the application of any law other than Texas law.

17. In addition to the obligations recited herein and contemplated to be performed, executed, and/or delivered by Payor, Payor agrees to perform, execute, and/or deliver or cause to be performed, executed, and/or delivered any and all such further acts, instruments, deeds, and assurances as may be reasonably required by Lenders to consummate all transactions contemplated hereby or by the Transaction Agreements.

IN WITNESS WHEREOF, Payor and Holder have caused this Note to be executed as of the date first written above.

PAYOR:

HEART TEST LABORATORIES, INC. D/B/A
HEARTSCIENCES, a Texas corporation

By:	/s/ Andrew Simpson
Name:	Andrew Simpson
Title:	CEO

HOLDER:

FRONT RANGE VENTURES, LLC,
a Wyoming limited liability company

By:	/s/ Laura Dandridge
Name:	Laura Dandridge
Title:	First Western Trust Bank, Trust Officer